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May 4, 2001


Zandra Y. Bailes, Esquire
Office of Insurance Products
Division of Investment Management
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: T. Rowe Price Fixed Income Series, Inc., consisting of two separate portfolios:
       T. Rowe Price Limited-Term Bond Portfolio
       T. Rowe Price Prime Reserve Portfolio
     File Nos.: 033-52749/811-07153

Ms. Bailes:

This letter accompanies our filing of the above-referenced Funds' Statements of Additional Information under Rule 497(e) of the Securities Act of 1933. We previously filed this on May 2, 2001 as a 497j instead of 497e. The filing reflects various non-material changes made to the Funds' Statements of Additional Information that were filed under Rule 485(b) on April 30, 2001. Updated Statements of Additional Information are attached, and all changes have been redlined. There were no changes to the Funds' prospectuses.

The Prospectuses and Statements of Additional Information went effective automatically on May 1, 2001. These documents will be used for the offer and sale of Fund shares.

If you have any questions, please call me at (410) 345-6601.

Sincerely,
/s/Forrest R. Foss
Forrest R. Foss